EXHIBIT 99.3
James Welch
President and CEO

Memo

Date: October 1, 2010

To: All Dynamex Employees

Re: Dynamex Inc. Agreement with Greenbriar Equity Group LLC

We are pleased to announce that today Dynamex Inc. (“Dynamex”) has entered into a definitive agreement to be acquired by Greenbriar Equity Group LLC (“Greenbriar”), a transportation and logistics focused private equity firm with $1.5 billion of committed capital under management.  We believe this transaction will be very positive for the business, our customers and our people – a great combination.

Greenbriar will acquire all the outstanding shares of Dynamex common stock in an all cash transaction valued at approximately $210 million, or $21.25 per share. Once the deal closes, Dynamex will become a wholly owned subsidiary of Greenbriar and our shares will cease trading on the NASDAQ. We expect that the transaction will be completed during the fourth calendar quarter of 2010 or the first calendar quarter of 2011, subject to approval of our stockholders, satisfaction of certain closing conditions and receipt of regulatory approvals. Our Company’s overall financial and operational performance continues to be strong, and, from time to time, we receive inquiries from companies interested in partnering with Dynamex. As a public company, our Board of Directors has a fiduciary responsibility to evaluate and consider every opportunity that has the potential to maximize stockholder value - even if it means selling all or a portion of our Company. Today’s announcement comes after a thorough and extensive analysis by management and our Board of Directors, which concluded that this agreement is in the best interest of all of our stakeholders, including our stockholders, our employees and customers.

Greenbriar is a leading investment firm with a strong track record of successfully growing companies in the transportation industry.  Greenbriar takes a long-term view of its investments and is financially and operationally supportive of what needs to be done to support a business.  Greenbriar was impressed by our experienced management team, dedicated employees and independent contractors, who together have demonstrated the ability to grow our business, maintain a lean and continuous improvement culture and create stockholder value. For Dynamex employees and customers, the merger will allow greater stability, focus and flexibility to make the strategic, long-term investments that are needed to advance our leadership position. We will continue to grow our core business, expand service offerings and move into new markets and improve overall cost structures and efficiencies.  Given Greenbriar’s industry focus and resources and their support of our long-term strategy, we think the partnership will help us to accelerate the positive momentum we’ve already seen over the last year.  We believe our successful track record and the complementary financial and operational strengths of Greenbriar will position Dynamex for long-term growth and value creation.

As we move through the process and to the completion of the transaction with Greenbriar, it will be “business as usual”, and I am counting on everyone to remain committed to maintaining the customer service levels we have worked so hard to achieve. As such, our day-to-day life at Dynamex will not change and our focus should continue to be on delivering the best for our business. Greenbriar recognizes that we are an exceptionally well run business with a strong corporate culture. The management team believes we will continue to build upon the strong foundation we have created by improving our company and positioning the business for long-term growth and value creation.

This transaction is likely to receive some media interest, and it is important that we speak with one voice. Please direct any calls from the media to me. In addition, we must adhere to Securities and Exchange Commission disclosure regulations and maintain confidentiality throughout the period from now until the completion of the transaction.

We understand that many of you may have questions about what today’s announcement means for you so we encourage you to consult the questions and answers that will be posted on Dynamex’s website. Keep in mind that we may not be able to answer all your questions today, but we will do our best with the information we currently have available.

We plan to file a proxy statement and related materials with the Securities and Exchange Commission in the near future. The proxy statement and related materials will contain additional details concerning the transaction that may be of interest to you.

Finally, I want to thank each one of you for your hard work and dedication to our organization. I am very proud of our accomplishments and what we have created would not have been possible without each of your individual contributions.

Thank you for your continued support.

Regards,

James L. Welch
President and Chief Executive Officer

ADDITIONAL INFORMATION

The  proxy  statement that  Dynamex  plans to file with the Securities and Exchange Commission  (“SEC”)  and  mail to its stockholders will contain information about Dynamex, Greenbriar, the proposed merger, and related matters. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION THAT

STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER. In addition to receiving the proxy statement or a notice of internet availability of the proxy statement from Dynamex by mail, stockholders will also be able to obtain the proxy statement, as well as other filings containing information about Dynamex, without charge, from the SEC's website (www.sec.gov) or, without charge, from Dynamex by mail or from the Dynamex website (www.dynamex.com). This announcement is neither a solicitation of proxy, an offer to purchase nor a solicitation of an offer to sell shares of Dynamex. Dynamex and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Dynamex stockholders with respect to the proposed merger. Information regarding any interests that the executive officers and directors of Dynamex may have in the transaction will be set forth in the proxy statement. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with Securities and Exchange Commission in connection with the proposed merger.

FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements that involve numerous risks and uncertainties.  The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the expected benefits and closing of the proposed transaction and Dynamex’s expectations, beliefs and intentions. All forward looking statements included in this communication are based on information available to Dynamex on the date hereof. In some cases you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,’ “predicts,” “projects,” “targets,” “goals,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition.  Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond Dynamex’s control.  These factors include (A) failure to obtain stockholder approval or failure to satisfy other conditions required for the consummation of the merger, (B) failure or delay in consummation of the transaction for other reasons, (C) changes in laws or regulations, (D) changes in the financial or credit markets or economic conditions generally and (E) other risks as are mentioned in reports filed by Dynamex with the Securities and Exchange Commission from time to time. Dynamex does not undertake any obligation to publicly release any revision to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events. Caution should be taken that these factors could cause the actual results to differ from those stated or implied in this and other Dynamex communications.